SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC   20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) - January 18, 2006

FIRST HORIZON NATIONAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

TENNESSEE	001-15185	62-0803242
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

165 MADISON AVENUE
MEMPHIS, TENNESSEE	38103
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code - (901) 523-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__]          Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[__]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

Furnished as Exhibit 99.1 is a copy of First Horizon National Corporation Fourth Quarter 2005 Financial Supplement which is scheduled to be released January 18, 2006.

ITEM 9.01. Financial Statements and Exhibits

(c)  Exhibits

The following exhibit is furnished pursuant to Item 7.01, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of First Horizon National Corporation's ("Corporation") previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #           Description

99.1     First Horizon National Corporation Fourth Quarter 2005 Financial Supplement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST  HORIZON NATIONAL CORPORATION

Date: January 18, 2006                      By:__/s/ Marlin L. Mosby III______________________

Name: Marlin L. Mosby III

Title: Executive Vice President and Chief Financial Officer

Exhibit Index

The following exhibit is furnished pursuant to Item 7.01 is not to be considered "filed" under the Exchange Act, and shall not be incorporated by reference into any of the Corporation's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #           Description

99.1     First Horizon National Corporation Fourth Quarter 2005 Financial Supplement

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